In October 2014, the Company completed a reforecasting of its internal financial projections
The revised projections include a “Baseline” case with layers for the impact of E.U. and Automation
Projections: Certain Key Assumptions
($ in millions)
CERTAIN KEY ASSUMPTIONS
AUTOMATION
Automation plan (Phase I only) requires $7.4 mm investment Q4 2014 through Q4 2015
Phase II automation is defined as the potential opportunity created by Phase I to implement a new manufacturing model where the Company can exit one or both of the existing centralized manufacturing facilities in favor of smaller, satellite facilities located strategically in high volume locations
Phase II is in the “concept” stage and substantial uncertainty exists as to whether it is achievable or will be pursued by the Company; financial analyses have not been prepared with respect to Phase II
Expected to generate ~$7 mm annual COGS savings 2016-2018
Base Case projections assume automation initiative not pursued beginning Q4 2014
E.U.
EBITDA impact of negative ~$1 mm per year, 2015-2018
Base Case projections assume E.U. effort not pursued beginning Q4 2014
Exhibit 99.2
Phase I automation is defined as the development, the regulatory submission/approval and the implementation/transition of the automated manufacturing process in the Atlanta and Seal Beach facilities; see Risk Factors in the Company’s Form 10-Q for the quarter ended September 30, 2014

“Baseline” Projections (Excluding E.U. and Automation) (a)
($ in millions)
(a)
E.U./Automation initiatives projected to have ~$5.2 million negative impact to EBITDA in Q4 2014.
(b)
Does not include any impact of Federal taxes (i.e., not tax-effected). 2014 includes $30 million insurance proceeds.
LONG-TERM FORECAST - BASELINE
2013A 2014E 2015E 2016E 2017E 2018E
FY FY FY FY FY FY
Net Revenue $283.7 $295.8 $310.4 $328.7 $348.0 $368.5
% Growth (12.8%) 4.3% 4.9% 5.9% 5.9% 5.9%
Less: Cost of Product Revenue (166.3) (146.6) (145.3) (134.2) (134.0) (133.7)
Gross Profit $117.3 $149.1 $165.1 $194.5 $214.0 $234.7
% Margin 41.4% 50.4% 53.2% 59.2% 61.5% 63.7%
Less: R&D (70.8) (45.9) (38.9) (41.7) (38.6) (35.6)
Less: SG&A (232.8) (155.2) (147.9) (148.5) (150.4) (152.4)
Operating Income ($196.9) ($60.7) ($21.7) $0.7 $24.9 $46.7
Plus: D&A 31.4 24.4 22.7 18.7 17.9 17.0
EBITDA ($154.9) ($27.6) $1.0 $23.0 $42.8 $63.7
% Margin (54.6%) (9.3%) 0.3% 7.0% 12.3% 17.3%
Memo:
Capital Expenditures 5.6 2.0 3.0 3.0 3.0 3.0
Unlevered Free Cash Flow
(b)
(188.4) (33.1) 0.2 (10.8) 40.5 50.3

Projections: Impact of Automation and E.U.
($ in millions)
LONG-TERM FORECAST - AUTOMATION IMPACT
2014E
(a)
2015E 2016E 2017E 2018E
Q4 FY FY FY FY
Cost of Product Revenue ((Increase)/Decrease)) - - $6.9 $6.9 $6.9
R&D ((Increase)/Decrease)) (2.0) (5.6) - - -
EBITDA Impact ($2.0) ($5.6) $6.9 $6.9 $6.9
LONG-TERM FORECAST - E.U. IMPACT
2014E
(a)
2015E 2016E 2017E 2018E
Q4 FY FY FY FY
EU Provenge Revenue - $13.4 $13.8 $13.8 $13.8
Cost of Product Revenue ((Increase)/Decrease)) - (11.1) (11.3) (11.3) (11.3)
Gross Profit - $2.2 $2.5 $2.5 $2.5
R&D ((Increase)/Decrease)) (0.3) (0.5) (0.5) (0.5) (0.5)
SG&A ((Increase)/Decrease)) (2.9) (2.7) (2.7) (2.7) (2.7)
EBITDA Impact ($3.2) ($1.0) ($0.8) ($0.8) ($0.8)
(a)
Q4 impact shown as Q1 – Q3 spend is embedded in the Baseline forecast.

Projections: Baseline with E.U. and Automation
($ in millions)
(a)
Does not include any impact of Federal taxes (i.e., not tax-effected). 2014 includes $30 million insurance proceeds.
LONG-TERM FORECAST - BASELINE WITH E.U. AND AUTOMATION IMPACT
2014E 2015E 2016E 2017E 2018E
FY FY FY FY FY
Net Revenue $295.8 $323.8 $342.4 $361.8 $382.2
% Growth 4.3% 9.5% 5.8% 5.6% 5.7%
Less: Cost of Product Revenue (146.6) (156.4) (138.6) (138.4) (138.1)
Gross Profit $149.1 $167.3 $203.8 $223.4 $244.1
% Margin 50.4% 51.7% 59.5% 61.8% 63.9%
Less: R&D (48.2) (45.0) (42.3) (39.2) (36.1)
Less: SG&A (158.1) (150.6) (151.2) (153.1) (155.1)
Operating Income ($65.8) ($28.3) $6.9 $31.1 $52.9
Plus: D&A 24.4 22.7 18.7 17.9 17.0
EBITDA ($32.7) ($5.6) $29.2 $49.1 $70.1
% Margin (11.1%) (1.7%) 8.5% 13.6% 18.3%
Memo:
Capital Expenditures 2.0 3.0 3.0 3.0 3.0
Unlevered Free Cash Flow
(a)
(34.8) (7.5) (5.2) 47.9 57.8

Preliminary Summary of Tax Attributes
SUMMARY OF TAX ATTRIBUTES
(a)
Federal NOLs
Research Credits
State NOLs
Expiration
Date
NOL
Available
Less: Corvas
NOL Limited
Carryover to
Next Year
Amount
Available
(c)
Amount
Available
(c)
2014 $- $- $- $- $125,594,672
2015 - - - - 74,360,807
2016 - - - - 135,729,603
2017 - - - - 524,542
2018 13,110,385 (12,293,254) 817,131 340,854 -
2019 17,720,799 (11,783,691) 5,937,108 430,367 38,285
2020 29,758,768 (14,812,354) 14,946,414 379,082 87,658
2021 41,531,738 (21,448,110) 20,083,628 736,995 314,404
2022 49,371,858 (19,181,594) 30,190,264 344,111 6,397,816
2023 48,053,228 (12,946,611) 35,106,617 508,556 12,323,821
2024 73,910,646 - 73,910,646 1,200,055 16,952,495
2025 74,831,142 - 74,831,142 1,606,282 19,707,361
2026 85,549,309 - 85,549,309 2,987,484 13,943,212
2027 102,403,107 - 102,403,107 2,832,666 23,093,319
2028 67,852,236 - 67,852,236 1,406,007 15,864,847
2029 125,475,151 - 125,475,151 1,447,575 3,048,728
2030 344,271,643 - 344,271,643 7,140,910 430,000,781
2031 267,706,320 - 267,706,320 2,747,834 619,469,955
2032 312,709,139 - 312,709,139 1,382,822 742,623,682
2033 211,944,842 - 211,944,842 - 511,809,208
Total $1,866,200,311 ($92,465,614) $1,773,734,697 $25,491,600 $2,751,885,197
(a)
As of December 31, 2013.  The historical information presented above does not reflect the impact of any restructuring or other transaction involving the Company.
(b)
The 2013 Form 1120 Corporate Tax Return includes the Corvas NOLs and therefore indicates that $1,866,200,311 NOLs are available.  However, §382 would limit 100% of the use of these NOLs and therefore the Company has reduced them to $1,733,734,697.
(c)
Full amount available is eligible for carryover.
100% by §382
(b)

Current cash and investments as of November 7, 2014 is approximately $100 million as compared to a balance of $112 million as of September 30, 2013 due to, among other items, the payment of certain insurance premiums and restructuring related expenses.  Furthermore, the Company currently forecasts an ending January 2015 and ending March 2015 cash and investments balance of approximately $100 million and approximately $73 million, respectively.  These balances exclude investments backing certain letters of credit and further reflect receipts from distributors, payments to employees and suppliers and are pro forma for restructuring related contingencies and other chapter 11 related exit payments.
Historical and Forecasted Cash Position